UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
  August 2, 2018

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 2, 2018, at the Annual Meeting (as defined below) of Plantronics, Inc. ("Company"), the Company's stockholders approved an amendment and restatement of the Company's 2002 Employee Stock Purchase Plan ("ESPP") to increase the number of authorized shares under the ESPP by 300,000.
The Company's stockholders also approved at the Annual Meeting an amendment and restatement of the Company's 2003 Stock Plan ("Plan") to increase the number of authorized shares under the Plan by 1,500,000 and to expressly approve the removal of certain terms of the Plan that related to the granting, administration and terms of awards intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), including the removal of the fiscal year limits relating to the number of shares that can be awarded as stock options to any participant and the fiscal year limits restricting aggregate value of stock that can be awarded to any participant in the forms of restricted stock awards ("RSAs") and restricted stock unit awards ("RSUs").
A copy of the ESPP and Plan, each as amended and restated, are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company's 2018 Annual Meeting of Stockholders ("Annual Meeting") was held on August 2, 2018. At the Annual Meeting, 31,200,765 shares of common stock of the Company were present in person or by proxy.
At the Annual Meeting, the Company's stockholders voted on the following proposals: (1) elect ten directors; (2) approve the amendment and restatement of the 2002 Employee Stock Purchase Plan which included an increase in the number of shares of common stock issuable thereunder by 300,000; (3) approve the amendment and restatement of the 2003 Stock Plan which included an increase in the number of shares of common stock issuable thereunder by 1,500,000; (4) ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2019; and (5) approve, on an advisory basis, the compensation of the Company's named executive officers.
The results of the voting were as follows:
Proposal No. 1: The following directors were elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes

Robert Hagerty	28,564,566	488,539	7,606	2,140,054
Marv Tseu	28,280,364	772,763	7,584	2,140,054
Joe Burton	28,715,260	338,408	7,043	2,140,054
Brian Dexheimer	26,502,791	2,375,997	181,923	2,140,054
Gregg Hammann	28,469,628	582,835	8,248	2,140,054
John Hart	28,326,705	726,591	7,415	2,140,054
Guido Jouret	29,005,014	47,649	8,048	2,140,054
Marshall Mohr	28,663,110	389,452	8,149	2,140,054
Frank Baker	28,792,974	259,734	8,003	2,140,054
Daniel Moloney	28,793,034	259,674	8,003	2,140,054

Proposal No. 2: The results of the vote to approve the amended and restated 2002 Employee Stock Purchase Plan were:

For	Against	Abstain	Broker Non-Votes
28,890,183	146,234	24,294	2,140,054

Proposal No. 3: The results of the vote to approve the amended and restated 2003 Stock Plan were:

For	Against	Abstain	Broker Non-Votes
19,378,791	9,653,157	28,763	2,140,054

Proposal No. 4: The results of the vote on ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2019 were:

For	Against	Abstain
30,777,485	415,101	8,179

Proposal No. 5: The results of the advisory vote to approve the compensation of the Company's named executive officers were:

For	Against	Abstain	Broker Non-Votes
26,450,219	2,600,899	9,593	2,140,054

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this report.

Exhibit Number	Description

10.1	Plantronics, Inc. 2002 Employee Stock Purchase Plan, as amended and restated

10.2	Plantronics, Inc. 2003 Stock Plan, as amended and restated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2018	PLANTRONICS, INC.

	By:	/s/ Mary Huser
	Name:	Mary Huser
	Title:	Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary